UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): October 31, 2006
                                                  ----------------


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                     1-13219                 65-0039856
----------------------------        ------------          ------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


1601 Worthington Road, Suite 100, West Palm Beach, Florida       33409
----------------------------------------------------------     ----------
         (Address of principal executive office)               (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure and Appointment of Principal Officers.

On October 31, 2006, Robert J. Leist, Jr., the Senior Vice President and Chief Accounting Officer of Ocwen Financial Corporation, announced his plans to retire from the company at the end of January 2007 and resigned from his position as Chief Accounting Officer. He will assist in the transition of his responsibilities to his successor until his retirement becomes effective on January 31, 2007.

As of November 1, 2006, Daniel C. O'Keefe, 40, was appointed Vice President and Chief Accounting Officer of the company. Mr. O'Keefe has over 14 years of finance and accounting experience, including financial and controllership positions with First Data Corp., Beazer Homes USA, Inc. and RBS Lynk, Inc. Prior, he was an Audit Senior at Deloitte & Touche in Atlanta, Georgia. He obtained his BBA and MPA degrees from Georgia State University.


Item 9.01    Financial Statements and Exhibits

(a)-(b)      Not applicable.

(c)          Exhibits

             The following exhibits are filed as part of this report:

             99.1 Text of a press release by the Registrant dated November 1, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   OCWEN FINANCIAL CORPORATION
                                   ---------------------------
                                   (Registrant)


                                   By: /s/ WILLIAM C. ERBEY
                                       -----------------------------------------
                                       William C. Erbey, Chief Executive Officer

Date: November 1, 2006